THE ORIGINAL SOUPMAN

CONFIDENTIAL MEMORANDUM

June 2013



"The Soup that made *Seinfeld* famous!"

THE ORIGINAL SOUPMAN



THE ORIGINAL SOUPMAN

Disclaimer - Forward Looking Statements

This Presentation includes certain forward-looking statements on our current expectations and projections about future events. In some cases forward-looking statements can be identified by terminology such as "may," "should," "potential," "continue," "expects," "anticipates," "intends," "plans," "believes," "estimates," and similar expressions. These statements are based upon current beliefs, expectations and assumptions and are subject to a number of risks and uncertainties, many of which are difficult to predict and include statements regarding the expected results of our new business strategies. Important factors that could cause actual results to differ materially from those reflected in our forward-looking statements include, among others, a failure of our products to receive anticipated or greater market acceptance, our ability to raise sufficient capital, the ability of our stock to maintain a trading volume that will support continuous sales, the outcome of certain pending litigation and other risk factors as described in our Annual Report on Form 10-K for the year ended August 31, 2012, our Quarterly Reports on Form 10-Q , and our other filings with the SEC. The information in this Presentation is provided only as of the date hereof, and we do not undertake any obligation to update any forward-looking statements contained in this Presentation on account of new information, future events, or otherwise, except as required by law. All trademarks and logos referenced herein belong to their respective companies.



Great Product

Al's Soups are Legendary

THE ORIGINAL
SOUPMAN




200
NEW YORK
BEST
OF
NEW YORK




ZAGAT RATED.
The Best


Consumer Reports

Proud to Announce
Lloyd Sugarman our New CEO

THE ORIGINAL SOUPMAN



NATION'S Restaurant News
THE NEWS LEADER OF THE FOODSERVICE INDUSTRY
WWW.NRN.COM

Soupman Inc. names Lloyd Sugarman CEO

The company is growing its Original SoupMan restaurant and retail lines

Apr. 29, 2013

Proven Leadership to take SoupMan to the next level

$6 Billion U.S. Soup Market

THE ORIGINAL SOUPMAN

Soup is a food staple:

- 65% had it within the past week
- 57% report having soup *at least* several times a week

(Toluna USA, Survey 2011, 1,500 participants)





Recognized Brand Name and Quality

THE ORIGINAL SOUPMAN

- 60% have heard of Soupman, making it the 3rd best known dedicated brand after Campbell's and Progresso
- Strongest recognition in the 18-54 year old category proving the *Seinfeld* connection is timeless
- 70% also believe that OSM "Makes delicious soups" while only 15% state that it is "expensive"

(Toluna Survey 2011, 1500 participants)

- Recognized quality:


ZAGATRATED.
The Best


Consumer Reports


200
New York
BEST
OF
NEW YORK



NEW FOR 2013:
3 New Varieties & 2 ALL-NATURAL SKU'S!

THE ORIGINAL SOUPMAN

TOMATO BISQUE & LENTIL NOW ALL-NATURAL!
INTRODUCING JAMBALAYA, CRAB CORN CHOWDER & CHICKEN GUMBO


THE ORIGINAL SOUPMAN
LOBSTER BISQUE
THE ORIGINAL SOUPMAN
CHICKEN NOODLE SOUP
THE ORIGINAL SOUPMAN
ALL NATURAL TOMATO BISQUE
THE ORIGINAL SOUPMAN
ALL NATURAL LENTIL SOUP
THE ORIGINAL SOUPMAN
JAMBALAYA
THE ORIGINAL SOUPMAN
CRAB & CORN CHOWDER
THE ORIGINAL SOUPMAN
CHICKEN GUMBO SOUP

85135400026 85135400024 85135400023 85135400021 85135400042 85135400040 85135400041

SRP of $2.99 to $3.99

Our Average Margin 43%

Tetra-Recart Pack is a technology breakthrough, representing the first time a product of SOUPMAN quality has been available in a shelf-stable product that maintains the freshness, crunch, and integrity of every ingredient.

THE ORIGINAL SOUPMAN

Tetra Pak Shelf Stable Soups

Tetra Inc., $25 billion sales, is our partner

- Focused on building Soupman brand
- Investing $1.1million dollars promoting SoupMan thru March 2014

Product

- $3.99 Suggested Retail Price (2 servings)
- 43% Average Gross Profit
- Aisle Displays
- No preservatives or MSG
- 2 Year Shelf Life



THE ORIGINAL SOUPMAN
NO SOUP FOR YOU!
UNTIL NOW
SOUP FOR ME
FLAVORS
SEINFELD FAMOUS
SOUPMAN
LOBSTER BISQUE

Consumers Are Ready For Cartons To Replace Cans

THE ORIGINAL SOUPMAN

THE CONSUMER IS READY FOR CARTONS TO REPLACE CANS. WITH A LITTLE EDUCATION, THE TRANSITION WILL BE RAPID…

Cartons are better

Cans are better



Environment
Premium; Healthy
Value
51% Easy to open 15%
30% Easy to store 23%
45% Easy to dispose of 10%
20% Durable 47%
73% Able to close for future use 7%
26% Right size(s) to meet my.. 27%
34% Package looks appealing 15%
58% Environmentally friendly 9%
44% Recyclable 14%
51% Less waste 14%
61% A smaller carbon footprint 8%
24% Good Taste & flavor 15%
31% Product looks appealing 14%
12% Lots of chunks 24%
32% Fresh tasting 14%
24% Natural flavor 12%
26% Premium product 13%
18% Responsible sodium levels 8%
55% BPA free packaging 7%
25% No added MSG 7%
22% No preservatoves,.. 9%
12% Right calorie level 7%
21% Value for money 31%
14% Lower price 43%

1

Source: Protenergy Sponsored Third Party Consumer Research
October 2010 U.S. National Focus, 1,050 consumers

PROTENERGY

Growth of Tetra Pak vs. Cans in The Soup Category

THE ORIGINAL SOUPMAN

Total Soup Category Volume Share by Package Type



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
10.2%
2.9%
5.4%
10.9%
70.5%
10.2%
2.6%
5.4%
12.1%
69.7%
10.9%
2.3%
5.1%
13.8%
67.8%
CY 2009
CY 2010
CY 2011
All Other
Bowl
Cup
Aseptic Carton & Tetra Recart
Can

*Volume Sales = Pounds / 16oz

Cartons continue to increase presence in the soup aisle each year.

Source: SymphonyIRI Group Market Advantage



THE ORIGINAL SOUPMAN

Authentic Brands In The Ready-to-Serve Category Posting Highest Growth Rates

2011 % change in dollars versus prior year



23.9
21.4
3.1
3.9
(2.3)
(8.3)
(8.4)
(1.4)
Total RTS
Campbell Soup
Progresso
Private Label
Amy's
Pacific Foods
Hain Celestial
All Other

Source: Tetra Inc.



Our Model -- Virtual Company

THE ORIGINAL SOUPMAN



Co-pack product (60 day payment terms)
Shipping and warehousing by logistics company
Out sourced Sales and Marketing Team
4,000 authorized stores (1%/10 day, net 15 day payment terms)

Result:

- cash used mostly for advertising and marketing
- scalable system
- 43% gross margins
- $4 million sales breakeven



THE ORIGINAL SOUPMAN

Sales and Marketing

Advantage Sales & Marketing (http://www.asmnet.com)

•Represents Soupman in most supermarkets nationally, including Wal-Mart and Target stores, drug store chains including CVS, Walgreen's and Rite Aid, and with other distributors and convenience stores.

Acosta Sales and Marketing (http://www.acosta.com)

•Handles $1.4 billion in annual sales to Safeway stores.

Innovation Sales (http://www.foodmarketingcoop.com)

•Our broker that works exclusively selling to Costco.


THE ORIGINAL SOUPMAN
LOBSTER BISQUE
THE ORIGINAL SOUPMAN
CHICKEN NOODLE SOUP
THE ORIGINAL SOUPMAN
ALL NATURAL TOMATO BISQUE
THE ORIGINAL SOUPMAN
ALL NATURAL LENTIL SOUP
THE ORIGINAL SOUPMAN
JAMBALAYA
THE ORIGINAL SOUPMAN
CRAB & CORN CHOWDER
THE ORIGINAL SOUPMAN
CHICKEN GUMBO SOUP



THE ORIGINAL SOUPMAN

SoupMan U.S. Growth June 2012 – February 2013



Total U.S. - Soupman Growth



$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$ -
03/04/12
03/18/12
04/01/12
04/15/12
04/29/12
05/13/12
05/27/12
06/10/12
06/24/12
07/08/12
07/22/12
08/05/12
08/19/12
09/02/12
09/16/12
09/30/12
10/14/12
10/28/12
11/11/12
11/25/12
12/09/12
12/23/12
01/06/13
01/20/13
02/03/13
02/17/13
THE ORIGINAL SOUPMAN TOMATO BISQUE HEAT & SERVE SOUP 17.3OZ 5135400023
THE ORIGINAL SOUPMAN LOBSTER BISQUE HEAT & SERVE SOUP 17.3OZ 5135400026
THE ORIGINAL SOUPMAN LENTIL HEAT & SERVE SOUP 17.3OZ 5135400021
THE ORIGINAL SOUPMAN CHICKEN NOODLE HEAT & SERVE SOUP 17.3OZ 5135400024

Source IRI-
Retailers Reporting



Current Retail Distribution

THE ORIGINAL



Washington
Montana
North Dakota
Minnesota
South Dakota
Idaho
Wyoming
Iowa
Nebraska
Nevada
Utah
Colorado
Kansas
Oklahoma
Arkansas
Tennessee
New Mexico
Carolina
Delaware
Connecticut
CARRS SAFEWAY
Associated Food Stores
VONS
THE FRESH MARKET
PAVILIONS
SAFEWAY
Ingredients for life..
Unified Grocers
URM
Walmart
Save money. Live better.
Randalls
H-E-B
Tom Thumb
Rouses
Harris Teeter
Neighborhood Food & Pharmacy
THE FRESH MARKET
White Rose
Foodtown
awi associated wholesalers, inc.
WOODMAN'S MARKETS
EMPLOYEE OWNED
ShopRite
A&P
superfresh
BETTER STORE
Dominick's
The Food Emporium
waldbaums
weis
Schnucks
Food Basics
THE SAVINGS NEVER STOP
Price Chopper
The ingles ADVANTAGE



THE ORIGINAL SOUPMAN

Chains not yet announced to the Public

Approved and Shipping this Summer:

Walmart
Save money. Live better.

ShopRite

Stop&Shop

MARTIN'S
Quality. Selection. Savings. Every Day.

GIANT

Pending Approval and more!

Publix
WHERE SHOPPING IS A PLEASURE

meijer



Other Sales Channels Build Recognition

THE ORIGINAL SOUPMAN

New York City Schools Approved:

- Mexicali Beans
- Curried Chick Peas with Tomatillos
- Stewed Pinto Beans

- Shaq-a-Roni and Shaq-n-Cheese to be introduced

NYC Department of Education

Restaurants – Branded Product

•Al's Delicatessen & Restaurant

- Opening in Atlantic City and Poconos (2013)

•Discussions with Tim Horton's, Subway, and Starbuck's


DELICATESSEN
RESTAURANT
SOUPMAN

Food Trucks

- First locations opening in NYC Parks June 2013
- Marketing opportunity and profitable sales


"NO SOUP FOR YOU!"

Franchising
Al's Delicatessen & Restaurant

For Casinos and Airports


DELICATESSEN
RESTAURANT
Al's Delicatessen Restaurant Concept


RESTAURANT
Al's Sit Down
Delicatessen Restaurant Concept



Experienced Team

Our key managers are respected industry figures

Tim Gannon, *Chairman*. Co-Founder, Outback Steakhouse
Lloyd Sugarman, *CEO*. Founder, Jonny Rockets
Bob Bertrand, *CFO*. Over 20 years of experience as a public company CFO
Adam Hanft, *Advisor on Brand Strategy*. World-renowned marketing professional and author.

Our brand champions:
Jason Alexander, *Seinfeld*
Shaquille O' Neal, Partner, Souperman and Brand Champion
Reggie Jackson, Partner and Strategic Relationships



Celebrity Merchandising

THE ORIGINAL SOUPMAN



THE ORIGINAL
SOUPMAN
SOUP FOR ME
FINALLY, THE ORIGINAL SOUPMAN
HITS THE SOUP AISLE
INTRODUCING OUR REVOLUTIONARY
SHELF-STABLE SOUP CARTONS
I WON'T REST UNTIL SOUPMAN IS THE #1 SELLING SOUP IN THE WORLD
I'LL SAY 'SOUP FOR YOU' TO EVERYONE
FOUR LEGENDARY FLAVORS
INCLUDING OUR WORLD-FAMOUS LOBSTER BISQUE
PRICED AT AN AMAZING $3.99
RATED ZAGAT #1



SOUP
FOR M